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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 5, 2000



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             0-24260                                    11-3131700
             -------                                    ----------
      (Commission File Number)           (I.R.S. Employer Identification No.)


                11100 Mead Road, Ste. 300 Baton Rouge, LA 70816
                ------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Inapplicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Inapplicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Inapplicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Inapplicable

ITEM 5.  OTHER EVENTS

         On June 5, 2000, the Board of Directors of Amedisys, Inc. (the "Company") approved a shareholder rights plan and declared a distribution of one right ("Right") for each share of common stock, par value $0.001 per share, including securities convertible into, exchangeable into or exercisable for common stock (collectively the "Common Stock") of the Company. The Rights were granted on June 15, 2000 (the "Record Date") to the shareholders of record as of the close of business on that date. One Right will also be issued for each share of Common Stock issued by the Company thereafter, but prior to the Separation Date (defined below) and in certain circumstances, for each share of Common Stock issued after the Separation Date. Subject to the terms of the Shareholder Rights Agreement dated as of June 15, 2000 between the Company and American Stock Transfer & Trust Company as Rights Agent (the "Rights Agreement"), each Right will entitle the registered holder, after the Separation Date and prior to the Expiration Date (defined below), to purchase from the Company, for $15.00 (the "Exercise Price"), that number of shares of Common Stock having an aggregate Market Price (hereinafter defined), on the first date of the Company's public announcement that a person has become an Acquiring Person (defined below) [the "Stock Acquisition Date"], equal to twice the Exercise Price. Subject to certain adjustments and subject to the more detailed description set forth in the Rights Agreement, the "Market Price" per share of Common Stock on any date shall mean the average of the daily closing prices of such Common Stock on each of the 10 consecutive business days through and including the business day immediately proceeding such date. The Exercise Price and Rights are subject to adjustments from time to time as set forth in the Rights Agreement.

         The following is a summary and general description of the Rights and is subject to the detailed terms and conditions of the Rights Agreement which is attached hereto as an exhibit.

RIGHTS EVIDENCED BY COMMON STOCK CERTIFICATES

         Until the Separation Date, each Right will be evidenced by the certificate for the associated share of Common Stock (together with a Summary of Rights for certificates issued prior to the Record Date) and is transferable only together with such associated share of Common Stock. Each share of Common Stock issued by the Company (other than as a stock dividend or a subdivision or combination of Common Stock) after the Record Date and prior to the Separation Date will automatically have one Right associated with it. Subject to certain terms set forth in the Rights Agreement and with the exception of an Acquiring Person, the Company will issue Rights in respect of shares of Common Stock that are issued or sold by the Company after the Separation Date. The Rights shall not be exercisable until the Separation Date.

EXERCISE AND SEPARATION OF RIGHTS; SEPARATION DATE

         Subject to terms of the Rights Agreement, the Rights may be exercised and may be transferred independent of shares of Common Stock after the Separation Date and prior to the Expiration Date. Following the Separation Date, Right Certificates and disclosure statements describing the Rights will be mailed promptly to the holders of record of Common Stock (other than certain Persons whose Rights have become void pursuant to the Rights Agreement) as of the Separation Date and such separate Rights Certificates alone will evidence the Rights. Each


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Right will entitle the holder, subject to certain adjustments and other terms of the Rights Agreement, to purchase from the Company, for the Exercise Price, that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date which is equal to twice the Exercise Price.

         The Separation Date means, subject to certain exceptions, the close of business on the earlier of (i) the tenth business day after the date on which any individual, firm, partnership, association, group, corporation or other entity (the "Person") commences a tender or exchange offer which, if consummated, would result in such Person, together with affiliates and associates, acquiring beneficial ownership of 15% of more of the outstanding shares of Common Stock (the "Acquiring Person"), and (ii) the tenth business day after the first date of the Company's public announcement that an Acquiring Person has become such or such earlier or later date as the Company's Board of Directors may from time to time fix by adopting a resolution prior to the Flip-In Date that would otherwise have occurred (the "Flip-In Date").

         An "Acquiring Person" does not include any Person (i) who is an Acquiring Person on June 15, 2000, (the date of adoption of the Rights Agreement) or who shall become an Acquiring Person solely as a result of an acquisition by the Company of shares of Common Stock, until such time hereafter or thereafter as any of such Person shall become the beneficial owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock, (ii) who is an Acquiring Person but who acquired beneficial ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly divests sufficient shares of Common Stock so that such Person ceases to be an Acquiring Person, (iii) who beneficially owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock beneficially owned pursuant to the grant or exercise of an option granted to such Person by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-In Date, (B) shares of Common Stock beneficially owned by such Person or its affiliates or associates at the time of grant of such option or (C) shares of Common Stock acquired by affiliates or associates of such Person after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock, or (iv) who beneficially owns Preferred Stock of the Company, which, upon conversion to Common Stock would cause such Person to be an Acquiring Person. In addition, the definition of an "Acquiring Person" does not include the Company, any of its wholly owned subsidiaries and any employee stock ownership or other employee benefit plan of the Company or of its wholly owned subsidiaries.

         The "Expiration Date" is defined under the Rights Agreement as the earliest of (i) the date on which the right to exercise the Rights shall terminate pursuant to an action by the Board of Directors of the Company electing to exchange, subject to certain exceptions and adjustments, all outstanding Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, (the "Exchange Date"); (ii) the date, prior to the close of business on the Flip-In Date, the Board of Directors of the Company elects to terminate the Rights without any payment to any holder (the "Termination Date"); (iii) June 14, 2010; and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to a Flip-In Date.

FLIP-IN DATE AND FLIP-OVER TRANSACTION OR EVENT

         If a Flip-In Date occurs prior to the Expiration Date, the Rights entitle the holders to purchase from the Company, for the Exercise Price, such number shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date equal to twice the Exercise Price. At any time after the Flip-In Date and prior to an Acquiring Person becoming the beneficial owner of more than 50% of the outstanding shares of Common Stock, the Board of Directors of the Company may, at its option, elect to exchange all of the then outstanding Rights for shares of Common Stock at an exchange ratio, subject to adjustments, of one share of Common Stock per Right. Upon such action by the Board of Directors of the Company, the right to exercise the Rights will terminate and each Right will represent only the right to receive one share of Common Stock per Right. Notwithstanding any of the foregoing, all Rights that are or were beneficially owned on or after the Stock Acquisition Date by an Acquiring Person or by any transferee will be null and void and any holder of such Rights shall have no right to exercise or transfer such Rights.

         In the event that there are insufficient treasury shares or authorized but unissued shares of Common Stock to permit the exercise or exchange of the Rights under the above mentioned Flip-In transactions, the Company will either call a meeting of the shareholders seeking approval for the authorization of sufficient additional shares or permit the holders of the Rights to receive, upon exercise or exchange of the Rights, certain debt or equity securities or other assets (or a combination thereof) as set forth in the Rights Agreement.


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         After the Flip-In Date occurs and prior to the Expiration Date, the
Company may not enter into or consummate an agreement or permit to occur any Flip-Over Transaction or Event unless proper provision is made for the benefit of the Rights holders such that each Right will thereafter become a right to purchase from the Flip-Over Entity (as defined below), for the Exercise Price, that number of shares of stock of the Flip-Over Entity having an aggregate Market Price equal to twice the Exercise Price. Further, all obligations and duties of the Company pursuant to the Rights Agreement shall be assumed by the Flip-Over Entity.

         Unless the Rights are terminated by the Board of Directors of the Company prior to the Expiration Date, the Company may not enter into any agreement with respect to, consummate or permit the occurrence of any Flip-Over Transaction or Event if any rights, warrants or securities outstanding or other arrangements, agreements or instruments would eliminate or materially diminish the benefits under the Rights Agreement.

         A "Flip-Over Transaction or Event" is generally defined under the Rights Agreement as a transaction or a series of transactions occurring after a Flip-In Date which would directly or indirectly result in (i) a consolidation, merger or participation in a share exchange by the Company with a Person if, during such time, the Company's Board of Directors is controlled by the Acquiring Person and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such an event relating to the Acquiring Person is not identical as compared to the other holders of the Common Stock or
(B) the Person with whom the said transaction or transactions are occurring is the Acquiring Person or (ii) the sale or transfer by the Company of one or more of its subsidiaries of assets aggregating more than 50% of the assets or generating more than 50% of the operating income or cash flow of the Company and its subsidiaries, as a whole, to any Person (other than the Company or its wholly owned subsidiaries) or two or more affiliated or associated Person or Persons acting in concert, if, at such time the Company's Board of Directors is controlled by an Acquiring Person. An Acquiring Person is deemed to "control" the Company's Board of Directors if following a Flip-In Date, the persons who were directors of the Company before the Flip-In Date cease to be a majority of the Company's Board of Directors. For the purposes of a Flip-Over Transaction or Event described in clause (i) above, a "Flip-Over Entity" is a Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other party to such Flip-Over Transaction or Event. In the case of a Flip-Over Transaction or Event referred to in clause (ii) above, a "Flip-Over Entity" is a Person receiving the greatest portion of the assets or earning power being transferred in such Flip-Over Transaction or Event. If such Person is a subsidiary of a corporation, the parent corporation is the Flip-Over Entity.

ADJUSTMENTS TO EXERCISE PRICE AND RIGHTS

         The Exercise Price and the Rights are subject to adjustment from time to time after the Record Date and prior to the Separation Date to protect against dilution in the event of a stock dividend on, or a subdivision or combination of, the shares of Common Stock. Further, the number of Rights and/or securities or other property purchasable upon exercise of Rights may be adjusted at the sole discretion of the Board of Directors of the Company if the Company, at any time after the Record Date and prior to the Separation Date, issues or distributes any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than a regular cash or stock dividend) whether by dividend, in a reclassification or recapitalization, or otherwise.

NO SHAREHOLDER RIGHTS PRIOR TO EXERCISE

         Until the Rights have been exercised or exchanged pursuant to the Rights Agreement, the holders thereof, as such, will have no rights as shareholders of the Company including, without limitation, the right to vote or receive dividends.

TERMINATION, EXPIRATION AND AMENDMENTS

         At any time until the close of business on the Flip-In Date, the Board of Directors may, at its option, terminate the Rights without any payment to the holders thereof. The Board of Directors may condition the termination of Rights until or upon the occurrence of a specified future time or event. The said action of the Board of Directors of the Company will, without any further action and without notice, terminate the right to exercise the Rights and will cause each Right to be null and void.


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         The Rights and the Rights Agreement shall expire at the Expiration
Date. After such date, no Person shall have any rights pursuant to the Rights Agreement or any Right unless the Rights are exchanged pursuant to the said Agreement.

         The Rights Agreement may be supplemented or amended without the approval of the holders of the Rights at any time and in any respect prior to the close of business on the Flip-In Date. Thereafter, the Rights Agreement may be amended without approval of the Rights holders if the changes are necessary or desirable and do not materially adversely affect the interest of the Rights holders, or in order to cure ambiguities, defects or inconsistencies.

ANTI-TAKEOVER EFFECTS

         The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors of the Company. However, the Rights should not interfere with any merger, share exchange or other business combination approved by a majority of the current Directors since the Rights may be terminated by the current Board of Directors at any time on or prior to the close of business ten business days after announcement by the Company that a person has become an Acquiring Person. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Inapplicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Inapplicable.

         (b)      Pro Forma Financial Information.

                  Inapplicable.

         (c)      Exhibit
                     No.                                                 Page
                  -------                                                ----
                   4 (i) Shareholders Rights Agreement .................  A-1


                               (i) Filed herewith.

ITEM 8.  CHANGE IN FISCAL YEAR

         Inapplicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Inapplicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMEDISYS, INC.

                                     By:  /s/ John M. Joffrion
                                        ----------------------------------------
                                     John M. Joffrion
                                     Senior Vice President of Finance
                                     Principal Accounting and Financial Officer

DATE: June 16, 2000



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
 4(i)                Shareholders Rights Agreement



(i) Filed herewith.